Securities, 424I - Securities, 424I: 1	Mar. 26, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 46,163,442.00
Aggregate Redeemed or Repurchased, FY	65,739,295.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(19,575,853.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00